Exhibit 99.2

Supplemental Operating and Financial Data

March 31, 2005

(Unaudited)

Heritage Property Investment Trust, Inc.

NOTICE

Some of the statements contained in the supplemental operating and financial data constitute forward-looking statements.  Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts.  The forward-looking statements reflect the Company’s current views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement.  You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect actual results.  The factors that could cause actual results to differ materially from current expectations include financial performance and operations of the Company’s shopping centers, including the Company’s tenants, real estate conditions, current and future bankruptcies of the Company’s tenants, execution of shopping center redevelopment programs, the Company’s ability to finance its operations, successful completion of renovations, completion of pending acquisitions, execution of joint venture opportunities, the availability of additional acquisitions, changes in economic, business, competitive market and regulatory conditions, acts of terrorism or war and other risks detailed from time to time in filings with the Securities and Exchange Commission.  The forward-looking statements contained herein represent the Company’s judgment as of the date of this report, and the Company cautions readers not to place undue reliance on such statements.

INDEX

Corporate Profile
Investor Information
Financial Highlights
Consolidated Balance Sheets
Consolidated Statements of Income
Funds From Operations
EBITDA

Selected Ratios & Bond Covenant Ratios
Capital Structure
Debt Analysis
Other Securities
Property Overview Summary
Portfolio Overview - Geographic Distribution
Top Tenants
Anchor Lease Expiration Roll Out
Non-Anchor Lease Expiration Roll Out
Total Lease Expiration Roll Out
Historical Leasing Production
Historical Capital Expenditures, Tenant Improvement Costs and Leasing Commissions
Same Property Analysis
Property Listing
Property Listing Notes
Definitions

Corporate Profile

General Description

We are a fully integrated, self-administered and self-managed real estate investment trust, or REIT, that acquires, owns, manages, leases and redevelops primarily grocer-anchored neighborhood and community shopping centers in the Eastern and Midwestern United States.  As of March 31, 2005, we had a portfolio of 164 shopping centers totaling approximately 28.0 million square feet of Company-owned gross leasable area, located in 29 states.  Our shopping center portfolio was approximately 93% leased as of March 31, 2005.  We also owned 3 office buildings.

Corporate Office

131 Dartmouth Street

Boston, MA  02116

(617) 247-2200

Regional Offices

Lighthouse Point, Florida

Northbrook, Illinois

Peoria, Illinois

Hanover Park, Illinois

Speedway, Indiana

Lenexa, Kansas

Louisville, Kentucky

Redford, Michigan

Roseville, Minnesota

Florissant, Missouri

Omaha, Nebraska

Great Neck, New York

Charlotte, North Carolina

Franklin, Tennessee

Dallas, Texas

Mequon, Wisconsin

Stock Listing

New York Stock Exchange:  HTG

Credit Ratings

Standard & Poor’s:  BBB-, Stable

Moody’s:  Baa3, Stable

Fitch: BBB-, Stable

Inquiries:

Heritage Property Investment Trust, Inc. welcomes any questions or comments from stockholders, analysts, investment managers, media or any prospective investor.  Please address all inquires to the following:

At the Company:

Patrick O’Sullivan

Vice President, Finance & Accounting

131 Dartmouth Street

Boston, MA 02116

Phone: (617) 247-2200

Email: posullivan@heritagerealty.com

FRB / Weber Shandwick:

Claire Koeneman

(Analyst information)

Phone: (312) 640-6745

Joe Calabrese

(General information)

Phone: (212) 827-3772

Heritage Website:                                            www.heritagerealty.com

Research Coverage:

Credit Suisse First Boston	Andrew Rosivach	(212) 325-6205
	Jessica Tully	(404) 897-2820

Deutsche Bank	Louis Taylor	(212) 250-4912
	Chris Capolongo	(212) 250-7726

Goldman Sachs	Carey Callaghan	(212) 902-1000

Green Street Advisors	Greg Andrews	(949) 640-8780
	Thomas Youn	(949) 640-8780

Legg Mason	David Fick	(410) 454-5018
	Nate Isbee	(410) 454-4143

Merrill Lynch	Steve Sakwa	(212) 449-0335
	Craig Schmidt	(212) 449-1944

Morgan Stanley	Matthew Ostrower	(212) 761-6284
	Suzanne Sorkin	(212) 761-6385

UBS Warburg	Ian Weissman	(212) 713-8602

Wachovia Securities	Jeffrey Donnelly	(617) 603-4262
	Eric Rothman	(617) 603-4263

Financial Highlights

(unaudited and in thousands of dollars, except per-share data)

	Three Months Ended March 31,
	2005	2004

Diluted Funds from Operations (FFO)	$33,872	$32,144
FFO per share - Diluted	$0.71	$0.69

Funds Available for Distribution (FAD)	$27,435	$28,413
FAD per share - Diluted	$0.57	$0.61

EBITDA	$55,143	$51,371
EBITDA per share - Diluted	$1.15	$1.10

Net Income Attributable to Common Shareholders	$9,955	$10,888
Basic	$0.21	$0.23
Diluted	$0.21	$0.23

Dividends Paid per Share and Unit	$0.525	$0.525
Payout ratio of diluted FFO per share	74%	77%
Payout ratio of diluted FAD per share	92%	87%

Other Operating Items:
Total real estate revenue - Continuing Operations	$87,959	$80,601
Straight line rent and SFAS 141 income adjustment	$638	$837
Lease termination fee income	$365	$296
Amortization of stock-based compensation	$1,923	$1,347
Capitalized interest expense	$44	$—
Scheduled principal amortization on mortgages	$3,031	$2,711

Consolidated Balance Sheets

(in thousands of dollars, except per-share data)

	March 31, 2005	December 31, 2004
	(unaudited)
ASSETS
Real estate investments	$2,546,547	$2,540,841
Less: accumulated depreciation	(339,200)	(318,203)
Real estate investments, net	2,207,347	2,222,638

Cash and cash equivalents	2,697	6,720
Accounts receivable, net of allowance for doubtful accounts of $9,910 in 2005 and $9,583 in 2004	45,627	41,148
Prepaids and other assets	25,382	24,488
Investment in joint venture	3,510	3,406
Deferred financing and leasing costs	54,438	54,150
Total assets	$2,339,001	$2,352,550

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$645,399	$649,040
Unsecured notes payable	449,813	449,763
Line of credit facility	211,000	196,000
Accrued expenses and other liabilities	83,306	95,989
Accrued distributions	25,070	24,915
Total liabilities	1,414,588	1,415,707
Minority interests:
Exchangeable limited partnership units	12,943	13,110
Other minority interest	2,425	2,425
Total minority interests	15,368	15,535

Shareholders’ equity:
Common stock, $.001 par value; 200,000,000 shares authorized; 47,230,233 and 46,934,285 shares issued and outstanding at March 31, 2005 and December 31, 2004, respectively	47	47
Additional paid-in capital	1,162,888	1,154,360
Cumulative distributions in excess of net income	(244,666)	(229,818)
Other comprehensive loss	(452)	(506)
Unearned compensation	(8,772)	(2,775)
Total shareholders’ equity	909,045	921,308
Total liabilities and shareholders’ equity	$2,339,001	$2,352,550

Consolidated Statements of Income

(in thousands of dollars, except per-share data)

	Three Months Ended March 31
	2005	2004
	(unaudited)
Real estate revenue:
Rentals	$63,566	$59,758
Percentage rent	1,584	1,689
Recoveries	21,314	18,626
Other property	1,495	528
Total revenue	87,959	80,601
Real estate operating expenses:
Property operating expenses	14,360	12,740
Real estate taxes	12,314	11,876
Net operating income	61,285	55,985
Other operating expense (income):
Depreciation and amortization	23,977	21,364
Interest	20,892	17,615
General and administrative	6,561	5,282
Interest and other income	(208)	(204)
Total other operating expense (income)	51,222	44,057
Income before allocation to minority interests	10,063	11,928
Income allocated to exchangeable limited partnership units	(108)	(65)
Income allocated to Series B & C Preferred Units	—	(1,208)
Income before discontinued operations	9,955	10,655
Discontinued operations:
Income from discontinued operations	—	233
Income from discontinued operations	—	233
Net income attributable to common shareholders	$9,955	$10,888

Basic per share data:
Income before discontinued operations	$0.21	$0.23
Income from discontinued operations	—	—

Income attributable to common shareholders	$0.21	$0.23

Diluted per share data:
Income before discontinued operations	$0.21	$0.23
Income from discontinued operations	—	—

Income attributable to common shareholders	$0.21	$0.23

Funds From Operations

(unaudited and in thousands of dollars)

	Three Months Ended March 31,
	2005	2004
Funds from Operations:

Net income	$9,955	$10,888
Add (deduct):
Depreciation and amortization (real estate-related):
Continuing operations	23,801	21,085
Discontinued operations	—	106
Pro rata share of unconsolidated joint venture	8	—

Funds from Operations (FFO)	$33,764	$32,079

Funds from Operations - Diluted:

FFO	$33,764	$32,079
Add:
Income allocated to exchangeable limited partnership units	108	65

FFO - Diluted	$33,872	$32,144

Funds Available for Distribution

(unaudited and in thousands of dollars)

	Three Months Ended March 31,
	2005	2004

Funds from Operations - Diluted	$33,872	$32,144
Add (deduct):
Straight line rent and SFAS 141 income adjustment	(638)	(837)
Maintenance capital expenditures	(1,449)	(1,291)
Tenant improvement and leasing commissions	(6,725)	(3,345)
Capitalized interest	(44)	—
Amortization of financing costs	689	462
Amortization of debt premiums and discounts	(560)	(380)
Amortization of the effective portion of interest rate swap	54	—
Stock-based compensation and SERP	2,236	1,660

Funds Available for Distribution	$27,435	$28,413

Weighted Average Shares Outstanding

(unaudited and in thousands of shares)

	Three Months Ended March 31,
	2005	2004

Weighted average shares outstanding for basic net income attributable to common shareholders (EPS) and FFO per share	47,039	46,377

Dilutive common stock equivalents for EPS:

Weighted average exchangeable limited partnership units	522	340
Effect of stock options and dilutive stock-based compensation	410	124

Weighted average shares outstanding for diluted EPS	47,971	46,841

Dilutive common stock equivalents for FFO per share:

Weighted average exchangeable limited partnership units	522	340
Effect of stock options and dilutive stock-based compensation	410	124

Weighted average shares outstanding for diluted FFO per share	47,971	46,841

EBITDA

(unaudited and in thousands of dollars)

	Three Months Ended March 31,
	2005	2004
EBITDA:

Net income	$9,955	$10,888

Add (deduct):
Depreciation and amortization:
Continuing operations	23,977	21,364
Discontinued operations	—	106
Pro rata share of unconsolidated joint venture	8	—
Interest	20,892	17,615
Taxes	203	125
Income allocated to exchangeable limited partnership units	108	65
Income allocated to Series B & C Preferred Units	—	1,208
EBITDA	$55,143	$51,371

Selected Ratios

(unaudited)

	Three Months Ended March 31,
	2005	2004

COVERAGE RATIOS
Fixed Charge Coverage Ratio	2.31	2.39
EBITDA / (Interest + Principal + Preferred Distributions)
Interest Coverage Ratio - Excluding Capitalized Interest	2.64	2.92
EBITDA / Interest
Interest Coverage Ratio - Including Capitalized Interest	2.63	2.92
EBITDA / (Interest + Capitalized Interest)

OPERATING RATIOS
General and administrative expense as a% of total revenue	7.4%	6.5%
Net operating income (NOI) margin	70%	69%
Property operating expense recovery ratio	80%	76%
Unencumbered NOI as a % of total NOI	54%	54%

Unsecured Notes Payable Covenant Ratios

(unaudited and in thousands of dollars)

	As of
	March 31, 2005	December 31, 2004

LIMITATIONS ON INDEBTEDNESS
Real estate investments, at cost	$2,546,547	$2,540,841
Pro rata share of unconsolidated joint venture real estate assets, at cost	$10,549	$9,906
Cash and cash equivalents	2,697	6,720
Prepaids and other assets	23,960	23,031

Total asset cost (GAAP basis)	$2,583,753	$2,580,498

Mortgage loans payable	$645,399	$649,040
Unsecured notes payable	449,813	449,763
Line of credit facility	211,000	196,000
Guarantee of unconsolidated joint venture debt	22,000	22,000

Total outstanding debt	$1,328,212	$1,316,803

Total outstanding debt / Total asset cost (GAAP basis)	51.4%	51.0%
Test level	60.0%	60.0%

ENCUMBERED ASSETS
Total asset cost (GAAP basis)	$2,583,753	$2,580,498

Secured debt	$667,399	$671,040

Secured debt / Total asset cost (GAAP basis)	25.8%	26.0%
Test level	40.0%	40.0%

UNENCUMBERED ASSETS
Unencumbered asset cost (GAAP basis)	$1,442,497	$1,442,739

Unsecured notes payable	449,813	449,763
Line of credit facility	211,000	196,000

Total unsecured debt	$660,813	$645,763

Unencumbered asset cost (GAAP basis) / Total unsecured debt	218.3%	223.4%
Test level	150.0%	150.0%

	For the Twelve Months Ended March 31,
	2005	2004

INTEREST COVERAGE
Income available for debt service (EBITDA)	$213,498	$196,856

Service charge (Interest Expense + Amortization of Mortgage Loan Premiums)	$82,206	$71,237

Annualized income available for debt service / Annualized service charge	2.60	2.76
Test level	1.50	1.50

Capital Structure

Debt

(in thousands of dollars)

Aggregate Principal
March 31, 2005

Mortgage loans payable	$645,399
Unsecured notes payable	449,813
Line of credit facility	211,000

Total debt	$1,306,212

Equity

(in thousands)

	Shares & Units	$ Value
	Outstanding at 3/31/05	Equivalent (1)
Common Stock	47,230	$1,401,786
Operating Partnership Units	522	15,493
		$1,417,279

Total market capitalization		$2,723,491

Total Debt to Total Market Capitalization		48.0%

(1)  Value based on stock price of $29.68 per share as of the market close on March 31, 2005.

Debt Analysis

(in thousands of dollars)

Debt Maturities and Principal Payments

Year	2005 (1)	2006	2007	2008	2009	Thereafter	Total (2)

Amount	$42,073	$25,720	$43,659	$331,050	$278,530	$574,005	$1,295,037

(1) Represents the period from April 1, 2005 through December 31, 2005.

(1) The aggregate repayment amount of $1,295,037 does not reflect the unamortized mortgage loan premiums totaling $12,852 related to the assumption of fifteen mortgage loans with above-market contractual interest rates and the unamortized original issue discounts of $1,677 on the April and October 2004 bond issuances.

Unsecured Line of Credit - Due March 28, 2008

Total	Outstanding	Letters of	Remaining
Facility	at 3/31/05	Credit	Capacity

$400,000	$211,000	$—	$189,000

Unsecured and Secured Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity

Unsecured Debt	660,813	50.59%	4.98%	5.1	years
Secured Debt	645,399	49.41%	7.37%	5.3	years
Total Debt	$1,306,212	100.00%	6.16%	5.2	years

Floating and Fixed Rate Debt Analysis

				Weighted
			Weighted	Average
	Amount	% of Debt	Average Rate	Maturity

Floating Rate Debt	$225,390	17.26%	3.60%	3.2	years
Fixed Rate Debt	1,080,822	82.74%	6.69%	5.6	years
Total Debt	$1,306,212	100.00%	6.16%	5.2	years

Debt Maturities and Principal Payments

(in thousands of dollars)

Property	2005 (1)	2006	2007	2008	2009	Thereafter	Total

Mortgage loans payable:

Franklin Square	$13,468	—	—	—	—	—	13,468
Williamson Square	10,741	—	—	—	—	—	10,741
Riverchase Village Shopping Center	9,684	—	—	—	—	—	9,684
Meridian Village Plaza (2)	222	4,841	—	—	—	—	5,063
Spring Mall	91	8,021	—	—	—	—	8,112
Southport Centre	121	171	9,593	—	—	—	9,885
Long Meadow Commons (2) (3)	240	344	8,717	—	—	—	9,301
Innes Street Market	266	380	12,098	—	—	—	12,744
Southgate Shopping Center	82	119	2,166	—	—	—	2,367
Salem Consumer Square	342	504	559	8,774	—	—	10,179
St. Francis Plaza	144	207	225	243	—	—	819
Burlington Square (2)	142	209	227	224	12,743	—	13,545
Buckingham Place (2)	45	69	74	79	5,054	—	5,321
County Line Plaza (2)	151	222	240	256	16,002	—	16,871
Trinity Commons (2)	125	185	200	214	13,776	—	14,500
8 shopping centers, cross collaterialized	1,291	1,843	1,993	2,154	72,132	—	79,413
Montgomery Commons (2)	58	86	94	100	102	7,334	7,774
Warminster Towne Center (2)	192	283	307	329	362	18,294	19,767
Clocktower Place (2)	88	132	144	154	171	11,838	12,527
545 Boylston Street and William J. McCarthy Building	498	711	772	838	910	30,896	34,625
29 shopping centers, cross collateralized	1,845	2,728	2,955	3,147	3,461	220,654	234,790
The Market of Wolf Creek III (2)	68	98	106	113	125	8,177	8,687
Spradlin Farm (2)	139	203	219	232	253	16,187	17,233
The Market of Wolf Creek I (2)	111	163	176	188	206	9,327	10,171
Berkshire Crossing	393	550	576	603	633	11,635	14,390
Grand Traverse Crossing	276	394	424	457	492	11,151	13,194
Salmon Run Plaza (2)	242	349	381	417	456	2,736	4,581
Elk Park Center	225	321	346	374	403	6,503	8,172
Grand Traverse Crossing - Wal-Mart	125	179	193	208	225	4,190	5,120
The Market of Wolf Creek II (2)	73	103	111	120	129	1,428	1,964
Montgomery Towne Center	289	393	307	335	364	5,262	6,950
Bedford Grove - Wal-Mart	115	164	178	191	207	3,175	4,030
Berkshire Crossing - Home Depot/Wal-Mart	181	258	278	300	324	5,218	6,559

Total mortgage loans payable	$42,073	24,230	43,659	20,050	128,530	374,005	632,547

Unsecured notes payable (4)	—	1,490	—	100,000	150,000	200,000	451,490
Line of credit facility	—	—	—	211,000	—	—	211,000

Total indebtedness	$42,073	25,720	43,659	331,050	278,530	574,005	1,295,037

(1)  Represents the period from April 1, 2005 through December 31, 2005.

(2)  The aggregate repayment amount of $632,547 does not reflect the unamortized mortgage loan premiums totaling $12,852 related to the assumption of fifteen mortgage loans with above-market contractual interest rates.

(3)  Property is encumbered by two mortgage loans maturing in July 2007.

(4)  The aggregate repayment amount of $451,490 does not reflect the unamortized original issue discounts of $1,677 related to the April and October 2004 bond issuances.

Summary of Mortgage Loans Payable

(in thousands of dollars)

Property	Lender	Maturity	Effective Interest Rate	Contractual Interest Rate	Contractual Principal Balance	At March 31, 2005 Unamortized Mortgage Premium	Carrying Value

Franklin Square	Principal Mutual Life Insurance	Jun-05	9.00%	9.00%	13,468	—	13,468
Williamson Square	GMAC Commercial Mortgage	Aug-05	8.00%	8.00%	10,741	—	10,741
Riverchase Village Shopping Center	Allstate Life Insurance	Sep-05	7.62%	7.62%	9,684	—	9,684
Meridian Village Plaza	Sun Life Assurance Company of Canada	May-06	5.05%	7.88%	5,063	181	5,244
Spring Mall	Wells Fargo	Oct-06	9.39%	9.39%	8,112	—	8,112
Southport Centre	Lutheran Brotherhood	Jul-07	6.94%	6.94%	9,885	—	9,885
Long Meadow Commons (1)	GMAC Commercial Mortgage	Jul-07	5.11%	7.98%	9,301	591	9,892
Innes Street Market	Metropolitan Life Insurance Company	Oct-07	7.63%	7.63%	12,744	—	12,744
Southgate Shopping Center	American Express Financial	Oct-07	8.38%	8.38%	2,367	—	2,367
Salem Consumer Square	Great West Life Insurance	Sep-08	10.13%	10.13%	10,179	—	10,179
St. Francis Plaza	American United Life Insurance	Dec-08	8.13%	8.13%	819	—	819
Burlington Square	GMAC Commercial Mortgage	Jan-09	5.31%	8.28%	13,545	1,374	14,919
Buckingham Place	GMAC Commercial Mortgage	Aug-09	5.89%	7.88%	5,321	414	5,735
County Line Plaza	GMAC Commercial Mortgage	Aug-09	5.64%	7.91%	16,871	1,507	18,378
Trinity Commons	GMAC Commercial Mortgage	Aug-09	5.64%	7.93%	14,500	1,306	15,806
8 shopping centers, cross collateralized	Metropolitan Life Insurance Company	Dec-09	7.82%	7.82%	79,413	—	79,413
Montgomery Commons	LaSalle Bank	Jan-10	6.38%	8.48%	7,774	682	8,456
Warminster Towne Center	LaSalle Bank	Feb-10	6.01%	8.24%	19,767	1,880	21,647
Clocktower Place	Northland Marquette Capital Group	Apr-10	5.75%	8.56%	12,527	1,528	14,055
545 Boylston Street and William J. McCarthy Building	American General	Oct-10	8.26%	8.26%	34,625	—	34,625
29 shopping centers, cross collateralized	Prudential Mortgage Capital Corporation	Oct-10	7.88%	7.88%	234,790	—	234,790
The Market of Wolf Creek III	Principal Global Investors	Feb-11	5.71%	7.88%	8,687	895	9,582
Spradlin Farm	PNC Bank	Jan-12	6.53%	7.25%	17,233	701	17,934
The Market of Wolf Creek I	Northland Marquette Capital Group	Oct-12	5.71%	7.68%	10,171	1,232	11,403
Berkshire Crossing	M & T Bank	Nov-12	4.69%	4.69%	14,390	—	14,390
Grand Traverse Crossing	First Union Bank	Jan-13	7.42%	7.42%	13,194	—	13,194
Salmon Run Plaza	Nationwide Life Insurance	Sep-13	8.10%	8.95%	4,581	276	4,857
Elk Park Center	American Express Financial	Aug-16	7.64%	7.64%	8,172	—	8,172
Grand Traverse Crossing - Wal-Mart	Principal Mutual Life Insurance	Oct-16	7.75%	7.75%	5,120	—	5,120
The Market of Wolf Creek II	Northland Marquette Capital Group	Jul-17	5.87%	7.50%	1,964	285	2,249
Montgomery Towne Center	Security Life of Denver Insurance Company	Mar-19	8.50%	8.50%	6,950	—	6,950
Bedford Grove - Wal-Mart	National Life Insurance Company	Nov-19	7.63%	7.63%	4,030	—	4,030
Berkshire Crossing - Home Depot/Wal-Mart	Bankers Life & Casualty Insurance Company	Mar-20	7.63%	7.63%	6,559	—	6,559

Total/Weighted average			7.37%	7.90%	$632,547	$12,852	$645,399

(1)  Property is encumbered by two mortgage loans.

Other Securities

Security Issued:              Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 3/31/05	-	$198,450,000
Maturity	-	April 15, 2014
Contractual rate	-	5.125%
Effective rate	-	5.33%

Security Issued:              Unsecured Notes Payable Issued by Heritage Property Investment Trust, Inc.

Carrying value at 3/31/05	-	$149,873,000
Maturity	-	October 15, 2009
Contractual rate	-	4.50%
Effective rate	-	5.03%

Security Issued:              Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 3/31/05	-	$100,000,000
Maturity	-	January 15, 2008
Contractual and effective rate	-	7.20%

Security Issued:              Unsecured Notes Payable Issued by Bradley OP (1)

Carrying value at 3/31/05	-	$1,490,000
Maturity	-	March 15, 2006
Contractual and effective rate	-	8.875%

Security Issued:              Bradley OP (1) Exchangeable Limited Partnership Units

Carrying value at 3/31/05	-	$12,943,000
Units Outstanding	-	522,045 OP Units
Conversion	-	Convertible into Heritage Common Stock 1:1
Dividend	-	Equal to current common dividend

(1) Bradley Operating Limited Partnership is a subsidiary of the Company and owned 106 properties at March 31, 2005.

Portfolio Overview Summary - March 31, 2005

Number of shopping centers	164
Number of office buildings	3

Total real estate owned	167

Company-owned shopping center GLA	28,008,708
Company-owned office building net rentable square feet	222,273

Total	28,230,981

% Leased - Total Portfolio	93.0%

Average square foot size of shopping centers - Company-owned GLA	171,000
Average square foot size of shopping centers - Total GLA	205,000

Average number of shopping center anchor tenants	2.8

Grocer-anchored shopping centers as a % of total shopping centers	71%

% of total NOI produced by grocer-anchored shopping centers	71%

Portfolio Overview - Square Footage

Geographic Distribution - Total Portfolio

	Number of	Total	% of	Annualized	% of
Geographic Area	Properties	Owned GLA	Total	Based Rent	Total

East:
North Carolina	10	2,719,360	9.63%	$25,190,839	9.91%
Massachusetts	7	1,192,985	4.23%	17,425,756	6.85%
New York	15	1,177,397	4.17%	17,701,784	6.96%
Tennessee	4	1,169,702	4.14%	9,567,109	3.76%
Pennsylvania	4	1,126,179	3.99%	10,315,336	4.06%
Florida	5	1,036,225	3.67%	7,626,336	3.00%
New Hampshire	4	811,800	2.88%	6,749,253	2.65%
Alabama	3	450,172	1.59%	4,204,886	1.65%
New Jersey	2	375,882	1.33%	4,914,372	1.93%
Maine	1	254,314	0.90%	1,477,166	0.58%
Vermont	1	224,514	0.80%	1,878,914	0.74%
Mississippi	1	221,567	0.78%	2,921,683	1.15%
Virginia	1	181,055	0.64%	2,338,301	0.92%
Georgia	1	141,072	0.50%	673,359	0.26%
Connecticut	1	125,710	0.45%	1,291,577	0.51%
Subtotal	60	11,207,934	39.70%	$114,276,672	44.94%

Midwest:
Illinois	18	3,380,240	11.97%	$30,952,011	12.17%
Minnesota	17	2,653,562	9.40%	24,516,106	9.64%
Indiana	13	2,634,654	9.33%	17,978,452	7.07%
Missouri	9	1,609,963	5.70%	12,866,278	5.06%
Wisconsin	10	1,159,821	4.11%	8,935,228	3.51%
Texas	7	968,013	3.43%	12,285,318	4.83%
Kansas	6	932,186	3.30%	5,543,810	2.18%
Michigan	4	919,820	3.26%	7,238,880	2.85%
Iowa	7	726,552	2.57%	3,430,030	1.35%
Ohio	3	669,682	2.37%	5,271,390	2.07%
Nebraska	7	633,918	2.25%	4,959,157	1.95%
Kentucky	4	503,310	1.78%	4,313,731	1.70%
South Dakota	1	195,526	0.69%	1,329,263	0.52%
New Mexico	1	35,800	0.13%	401,670	0.16%
Subtotal	107	17,023,047	60.30%	$140,021,322	55.06%

Total	167	28,230,981	100.00%	$254,297,994	100.00%

Top Tenants by Annualized Base Rent

	Tenant	# of Stores	Total GLA	GLA as a % of Total	Tenant Annualized Base Rent (1)	% of Total Annualized Base Rent (2)	Type of Business

1	TJX Companies (3)	51	1,577,596	5.59%	$14,067,664	5.53%	Off Price/Soft Goods
2	Kroger (4)	13	725,952	2.57%	5,067,342	1.99%	Grocer
3	Supervalu (5)	10	657,733	2.33%	4,685,257	1.84%	Grocer
4	Associated Wholesale Grocers (6)	10	603,378	2.14%	3,441,402	1.35%	Grocer
5	Charming Shoppes (7)	39	323,503	1.15%	3,427,049	1.35%	Discount / Apparel
6	Staples	12	296,940	1.05%	3,390,615	1.33%	Office Products
7	Roundy’s (8)	8	491,482	1.74%	3,252,682	1.28%	Grocer
8	OfficeMax	12	310,337	1.10%	3,236,297	1.27%	Office Products
9	Home Depot	4	459,073	1.63%	3,049,963	1.20%	Home Improvement
10	Wal-Mart	8	727,634	2.58%	2,941,622	1.16%	Discount
11	Safeway (9)	5	327,249	1.16%	2,924,301	1.15%	Grocer
12	Barnes & Noble	7	178,936	0.63%	2,824,146	1.11%	Books
13	Blockbuster	26	163,657	0.58%	2,730,365	1.07%	Video Sales / Rentals
14	Hallmark	43	220,235	0.78%	2,678,622	1.05%	Cards/Gifts
15	Hy-Vee	9	547,466	1.94%	2,613,269	1.03%	Grocer
16	Walgreens	16	205,425	0.73%	2,610,241	1.03%	Drug Store
17	Dollar Tree	33	314,971	1.12%	2,510,224	0.99%	Discount
18	Linens N Things	7	214,741	0.76%	2,474,017	0.97%	Soft Goods
19	PetsMart	9	222,314	0.79%	2,389,586	0.94%	Pet Supplies
20	Bed, Bath & Beyond	6	168,291	0.60%	2,178,692	0.86%	Soft Goods

(1)          We calculate annualized base rent for all leases in place in which tenants are in occupancy at March 31, 2005 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquire, we calculate total base rent to be received beginning from the date we acquired the property.

(2)          Represents total Tenant Annualized Base Rent divided by Total Annualized Base Rent of $254,297,994.

(3)          TJX Companies include: TJ Maxx (22), Marshalls (17),  A.J. Wright (6), Homegoods (4) and Bob’s Stores (2).

(4)          The Kroger Co. includes: Kroger (11), Pay Less Supermarket (1) and Dillons (1).

(5)          Supervalu Inc. includes: Cub Foods (5), Shop n’ Save (1), Shop Rite (1) and Ray’s Supermarket (1). Supervalu Inc. also includes (2) Cub Foods locations leased by a limited liability corporation of which Supervalu Inc. is a member.

(6)          Associated Wholesale Grocers includes: Price Chopper (6), Russ’ IGA (2), Super Saver (1) and Falley’s Food 4 Less (1).

(7)          Charming Shoppes includes: Fashion Bug (28), Lane Bryant (7) and Catherine’s (4).

(8)          Roundy’s, Inc. includes: Pick N Save (4) and Rainbow Foods (4).

(9)          Safeway includes: Dominick’s (2), Randall’s Food Market (2) and Tom Thumb (1).

Anchor Lease Expiration Roll Out - March 31, 2005 (1)

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(2)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(3)

2005 (4) (5)	10	268,564	1.6%	$1,624,062	1.3%	$6.05
2006	33	1,323,729	8.0%	7,148,221	5.6%	5.40
2007	42	1,466,468	8.8%	9,949,659	7.8%	6.78
2008	39	1,420,572	8.6%	9,860,826	7.8%	6.94
2009	51	1,872,962	11.3%	14,868,293	11.7%	7.94
2010	34	1,136,795	6.9%	9,198,013	7.2%	8.09
2011	31	1,198,141	7.2%	10,874,906	8.6%	9.08
2012	22	781,245	4.7%	7,445,667	5.9%	9.53
2013	25	1,138,555	6.9%	8,482,813	6.7%	7.45
2014	23	820,415	4.9%	7,222,237	5.7%	8.80
2015 and Thereafter	99	5,161,461	31.1%	40,375,686	31.8%	7.82

Totals	409	16,588,907	100.0%	$127,050,383	100.0%	$7.66

(1) We define anchor tenants as single tenants which lease 15,000 square feet or more at a property.

(2) Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(3) Represents Expiring Base Rent divided by Expiring Square Feet.

(4) Represents the period from April 1, 2005 through December 31, 2005.

(5) Includes tenants on a month-to-month agreement.

Non-Anchor Lease Expiration Roll Out - March 31, 2005

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2005 (3) (4)	413	1,056,626	10.95%	$14,282,516	10.27%	$13.52
2006	542	1,544,046	16.00%	21,206,682	15.26%	13.73
2007	522	1,618,840	16.77%	22,789,487	16.39%	14.08
2008	447	1,562,495	16.19%	22,108,274	15.90%	14.15
2009	345	1,232,440	12.77%	18,631,619	13.40%	15.12
2010	247	1,009,828	10.46%	13,931,216	10.02%	13.80
2011	89	438,982	4.55%	6,273,522	4.51%	14.29
2012	64	272,232	2.82%	4,611,325	3.32%	16.94
2013	57	265,260	2.75%	4,193,901	3.02%	15.81
2014	62	266,742	2.76%	4,757,948	3.42%	17.84
2015 and Thereafter	84	384,762	3.99%	6,222,602	4.48%	16.17

Totals	2,872	9,652,253	100.00%	$139,009,092	100.00%	$14.40

(1)  Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)  Represents Expiring Base Rent divided by Expiring Square Feet.

(3)  Represents the period from April 1, 2005 through December 31, 2005.

(4)  Includes tenants on a month-to-month agreement.

Total Lease Expiration Roll Out - March 31, 2005

Lease Expiration Year	Number of Expiring Leases	Expiring Square Feet	% of Total Sq. Ft. Expiring	Expiring Base Rent(1)	% of Total Base Rent	Expiring Base Rent / Sq. Ft.(2)

2005 (3) (4)	423	1,325,190	5.1%	$15,906,578	6.0%	$12.00
2006	575	2,867,775	10.9%	28,354,903	10.7%	9.89
2007	564	3,085,308	11.8%	32,739,146	12.3%	10.61
2008	486	2,983,067	11.4%	31,969,100	12.0%	10.72
2009	396	3,105,402	11.8%	33,499,912	12.6%	10.79
2010	281	2,146,623	8.2%	23,129,229	8.7%	10.77
2011	120	1,637,123	6.2%	17,148,428	6.4%	10.47
2012	86	1,053,477	4.0%	12,056,992	4.5%	11.44
2013	82	1,403,815	5.3%	12,676,714	4.8%	9.03
2014	85	1,087,157	4.1%	11,980,185	4.5%	11.02
2015 and Thereafter	183	5,546,223	21.1%	46,598,288	17.5%	8.40

Totals	3,281	26,241,160	100.0%	$266,059,475	100.0%	$10.14

(1)  Represents the last 12 months of rent payable immediately prior to the expiration of the lease.

(2)  Represents Expiring Base Rent divided by Expiring Square Feet.

(3)  Represents the period from April 1, 2005 through December 31, 2005.

(4)  Includes tenants on a month-to-month agreement.

Historical Leasing Production (3) - Cash Basis

	Three Months Ended	Year Ended December 31,
Retail Portfolio	March 31, 2005	2004	2003	2002
New Leases
Number of new leases signed	42	255	221	248
GLA leased (sq. ft. at end of period)	123,284	1,290,505	981,733	1,034,792
New base rent/sq. ft. (1)	$12.86	$9.94	$9.66	$9.91
Expiring base rent/sq. ft. (2)	$11.43	$9.14	$8.92	$8.98
Percentage growth in base rent	12.5%	8.8%	8.3%	10.3%

Renewals
Number of renewals signed	110	414	374	391
GLA leased (sq. ft. at end of period)	459,681	1,809,969	1,836,182	1,563,427
New base rent/sq. ft.	$11.93	$11.35	$10.09	$10.91
Expiring base rent/sq. ft.	$11.29	$10.71	$9.59	$10.39
Percentage growth in base rent	5.7%	5.9%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	152	669	595	639
GLA leased (sq. ft. at end of period)	582,965	3,100,474	2,817,915	2,598,219
New base rent/sq. ft.	$12.13	$10.77	$9.94	$10.51
Expiring base rent/sq. ft.	$11.32	$10.06	$9.36	$9.83
Percentage growth in base rent	7.1%	7.0%	6.2%	6.9%

	Three Months Ended	Year Ended December 31,
Total Portfolio	March 31, 2005	2004	2003	2002
New Leases
Number of new leases signed	44	263	238	268
GLA leased (sq. ft. at end of period)	128,412	1,310,451	1,011,736	1,061,614
New base rent/sq. ft. (1)	$13.35	$10.24	$10.13	$10.48
Expiring base rent/sq. ft. (2)	$12.61	$9.59	$9.62	$9.55
Percentage growth in base rent	5.8%	6.8%	5.3%	9.7%

Renewals
Number of renewals signed	113	421	392	398
GLA leased (sq. ft. at end of period)	482,383	1,829,089	1,863,236	1,577,270
New base rent/sq. ft.	$12.72	$11.55	$10.62	$11.04
Expiring base rent/sq. ft.	$12.49	$10.94	$10.09	$10.51
Percentage growth in base rent	1.8%	5.5%	5.2%	5.0%

Total New Leases and Renewals
Number of new leases and renewals signed	157	684	630	666
GLA leased (sq. ft. at end of period)	610,795	3,139,540	2,874,972	2,638,884
New base rent/sq. ft.	$12.85	$11.00	$10.44	$10.81
Expiring base rent/sq. ft.	$12.51	$10.38	$9.92	$10.12
Percentage growth in base rent	2.7%	6.0%	5.2%	6.8%

(1)  New Base Rent represents the base rent payable for the first 12 months of the lease.

(2)  Expiring Base Rent represents the last 12 months of the rent payable immediately prior to the expiration of the lease.

(3)  Leasing production amounts presented represent comparable square footage and exclude leasing of vacant space at newly acquired centers, leasing of anchor space vacant greater than 24 months and newly developed square footage.

Historical Capital Expenditures,

Tenant Improvement Costs and Leasing Commissions (1)

	Three Months Ended	Year Ended December 31,
	March 31, 2005	2004	2003	2002
Average number of square feet	28,227,000	27,969,000	26,792,000	25,117,000

Maintenance capital expenditures	$1,449,000	$6,962,000	$8,408,000	$8,145,000

Per square foot	$0.05	$0.25	$0.31	$0.32

Tenant improvements	$5,111,000	$20,454,000	$11,938,000	$11,876,000
Leasing commissions	1,614,000	4,782,000	4,931,000	4,461,000
Total	$6,725,000	$25,236,000	$16,869,000	$16,337,000

Per square foot	$0.24	$0.90	$0.63	$0.65

(1)   Historical capital expenditures and tenant improvement costs exclude amounts related to newly developed square footage, expansions and redevelopments.

Same Property Analysis

(in thousands of dollars)

	Three Months Ended March 31,
	2005	2004

Total income	$83,949	$80,358
Operating expenses	(25,617)	(24,616)

Net operating income	58,332	55,742	4.6%

Less: Lease termination income	(365)	(296)

Net operating income, as adjusted	$57,967	$55,446	4.5%

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Shopping Centers:
Alabama
Montgomery Commons	1999	91%	95,300	299,050	257,550	Super Wal-Mart (Non-Owned)	$879,831	$9.23
						Marshalls
						Michaels

Montgomery Towne Center	1996	83%	176,361	266,895	198,165	Winn Dixie Supermarket (Non-Owned)	$1,850,470	$10.49
						Bed, Bath & Beyond
						Circuit City
						Carmike Cinemas (Non-Owned)
						Barnes & Noble
						OfficeMax

Riverchase Village SC	1994	88%	178,511	190,611	128,225	Bruno’s Supermarket	$1,474,585	$8.26
						Best Buy
						PetsMart

Connecticut
Torrington Plaza	1963/1994	94%	125,710	132,910	42,037	TJ Maxx	$1,291,577	$10.27
						Staples
Florida
Barton Commons	1989	39%	215,049	218,049	52,039	Bealls Dept. Store	$401,661	$1.87
						Bealls Outlet

Naples Shopping Center	1962/1997	100%	198,843	202,343	162,486	Publix Supermarket	$2,049,838	$10.31
						Marshalls
						Linens N Things
						Office Depot
						Books A Million

Park Shore Shopping Center	1973/1993	100%	231,830	240,330	188,180	Fresh Market	$1,836,986	$7.92
						K-Mart
						Rhodes Furniture
						Homegoods
						Sound Advice

Shoppers Haven Shopping Center	1959/1998	88%	207,036	207,036	113,273	Winn Dixie Supermarket Bed, Bath & Beyond	$1,670,645	$8.07
						Walgreens
						Bealls Outlet

Venetian Isle Shopping Center (8)	1959/1992	100%	183,467	186,967	111,831	Publix Supermarket TJ Maxx	$1,667,205	$9.09
						Linens N Things
						Rec Warehouse Pools and Spas

Georgia

Shenandoah Plaza	1987	97%	141,072	144,072	113,922	Ingles Market/Goodwill Emporium	$673,359	$4.77
						Wal-Mart/Big Lots/ACS

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Illinois

Bartonville Square	1972	100%	61,678	61,678	41,824	Kroger Supermarket	$296,634	$4.81

Butterfield Square	1997	96%	106,767	121,370	51,677	Sunset Foods	$1,383,054	$12.95

The Commons of Chicago Ridge	1992/1999	95%	324,080	324,080	246,039	Home Depot Office Depot	$3,657,778	$11.29
						Marshalls
						Pep Boys (Ground Lease)
						Old Navy
						X Sport Fitness

The Commons of Crystal Lake	1995/1998	97%	273,060	365,335	210,569	Jewel Foods/Osco Drugs Marshalls	$3,149,431	$11.53
						Toys R Us
						Hobby Lobby (Non-Owned)

Crossroads Centre	1975/1988	96%	242,470	247,970	129,468	KM Fairview Heights LLC/Hobby Lobby (Ground Lease)	$1,589,864	$6.56
						TJ Maxx

Fairhills Shopping Center	1971/1989	90%	107,584	117,684	49,330	Jewel Foods/Osco Drugs	$614,600	$5.71

Heritage Square	1992	98%	210,852	210,852	164,706	Circuit City	$2,532,006	$12.01
						Carson Furniture Gallery
						DSW Shoe Warehouse
						Rhodes Furniture
High Point Centre	1988	97%	240,002	240,002	141,068	Cub Foods	$2,364,180	$9.85
						Office Depot
						Babies R Us
						Big Lots
Long Meadow Commons	1996	91%	118,471	118,471	65,816	Dominick’s Supermarket	$1,618,338	$13.66

Parkway Pointe	1996	100%	38,737	222,037	179,300	Wal-Mart (Non-Owned)	$495,301	$12.79
						Target (Non-Owned)
						Party Tree (Non-Owned)

Rivercrest	1992/1999	100%	488,680	847,635	711,859	Dominick’s Supermarket	$4,365,088	$8.93
						Best Buy
						PetsMart
						TJ Maxx
						Kimco Realty Corp./K-Mart
						Sears
						OfficeMax
						Hollywood Park
						Target (Non-Owned)
						Kohl’s (Non-Owned)
						Menards (Non-Owned)
						Sony Theaters (Non-Owned)

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Rollins Crossing	1995/1998	98%	148,117	342,237	283,704	Super K-Mart (Non-Owned)	$1,063,426	$7.18
						Sears Paint & Hardware
						Regal Cinema (Ground Lease)

Sangamon Center North	1970/1996	98%	139,907	151,107	79,257	Schnuck’s Supermarket	$1,148,778	$8.21
						U.S. Post Office

Sheridan Village	1954/1995	98%	303,915	303,915	177,409	Bergner’s Dept Store	$2,336,371	$7.69
						Cohen’s Furniture Co.

Sterling Bazaar	1992	95%	84,535	84,535	52,337	Kroger Supermarket	$744,871	$8.81

Twin Oaks Centre	1991	96%	98,197	98,197	59,682	Hy-Vee Supermarket	$702,630	$7.16

Wardcliffe Shopping Center	1976/1977	96%	67,681	67,681	48,341	CVS	$370,138	$5.47
						Big Lots

Westview Center	1992	81%	325,507	416,307	184,265	Cub Foods	$2,519,524	$7.74
						Marshalls
						Value City Dept. Store (Non-Owned)
						Fashion Bug

Indiana

Apple Glen Crossing	2001/2002	98%	150,446	440,987	384,426	Super Wal-Mart (Non-Owned)	$1,787,683	$11.88
						Kohl’s (Non-Owned)
						Dick’s Sporting Goods
						Best Buy (Ground Lease)
						PetsMart

County Line Mall	1976/1991	90%	268,589	271,389	213,950	Kroger Supermarket	$1,662,899	$6.19
						OfficeMax
						Old Time Pottery
						Sofa Express

Double Tree Plaza	1996	97%	98,342	110,342	49,773	Amelia’s Supermarket	$746,005	$7.59

Germantown Shopping Center	1985	77%	229,941	237,141	115,143	Beuhler’s Supermarket	$1,156,691	$5.03
						Elder Beerman Department Store
						Peebles Department Store

King’s Plaza	1965	87%	102,788	104,888	60,200	Cub Foods	$450,353	$4.38

Lincoln Plaza	1968	94%	103,938	103,938	47,228	Kroger Supermarket	$691,092	$6.65

Martin’s Bittersweet Plaza	1992	100%	91,798	94,808	71,157	Martin’s Supermarket	$614,063	$6.69
						Osco Drug

Meridian Village	1990	98%	130,774	130,774	65,030	O’Malia’s Supermarket	$1,309,683	$10.01
						Godby Home Furnishings

Rivergate Shopping Center	1982	96%	133,086	137,486	108,086	Super Foods	$508,497	$3.82
						Wal-Mart

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Sagamore Park Centre	1982	93%	118,436	118,436	66,063	Payless Supermarket	$968,672	$8.18

Speedway SuperCenter	1960/1998	88%	569,879	569,879	252,624	Kroger Supermarket	$4,535,696	$7.96
						AJ Wright
						Kohl’s
						Sears
						Factory Card Outlet
						Old Navy
						Petco

The Village	1950	90%	304,725	307,525	115,325	US Factory Outlet	$1,987,399	$6.52
						AJ Wright
						Dollar Tree
						Indiana Department of Employment
Washington Lawndale Commons	1957/1993	76%	331,912	331,912	168,409	Stein Mart Dunham’s Sporting Goods	$1,559,718	$4.70
						Gensic’s Furniture House
						Jo-Ann Fabrics
						Books A Million
						Big Lots
Iowa

Burlington Plaza West	1989	100%	88,118	92,118	52,468	Hobby Lobby	$354,190	$4.02

Davenport Retail Center	1996	100%	62,588	229,588	214,433	Staples	$645,531	$10.31
						PetsMart
						Super Target (Non-Owned)

Kimberly West	1987/1997	89%	113,713	116,513	76,896	Hy-Vee Supermarket	$623,710	$5.48

Parkwood Plaza	1992	42%	126,369	126,369	N/A	N/A	$361,222	$2.86

Southgate Shopping Center	1972/1996	89%	155,399	155,399	102,065	Hy-Vee Supermarket	$491,081	$3.16
						Big Lots

Spring Village	1980/1991	47%	90,263	92,763	N/A	N/A	$334,002	$3.70

Warren Plaza	1980/1993	100%	90,102	187,135	160,925	Hy-Vee Supermarket	$620,294	$6.88
						Target (Non-Owned)

Kansas

Mid State Plaza	1971	81%	286,601	293,101	152,692	Ashley Furniture Home Store	$666,732	$2.33
						Sutherlands Lumber
						Hobby Lobby

Santa Fe Square	1987	97%	133,698	133,698	55,820	Hy-Vee Supermarket/Office Depot/Bloom Brothers	$1,263,647	$9.45

Shawnee Parkway Plaza	1979/1995	94%	92,213	92,213	59,128	Price Chopper Supermarket	$636,309	$6.90

Village Plaza	1975	88%	55,698	55,698	31,431	Falley’s Food 4 Less	$253,642	$4.55

Westchester Square	1968/1998	94%	164,944	168,644	63,000	Hy-Vee Supermarket	$1,344,746	$8.15

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

West Loop Shopping Center	1986/1998	99%	199,032	199,032	98,558	Dillons Supermarket	$1,378,735	$6.93
						Waters True Value
						American Academy Hair Design

Kentucky

Dixie Plaza	1987	100%	48,021	82,804	59,383	Buehler Fresh Market	$387,401	$8.07
						Frank’s Nursery (Non-Owned)

Midtown Mall	1970/1994	99%	153,822	153,822	106,383	Kroger Supermarket	$989,634	$6.43
						Big Lots/Odd Lots
						Gatti’s Pizza

Plainview Village Center	1977	94%	164,454	186,254	39,399	Kroger Supermarket	$1,312,979	$7.98

Stony Brook	1988	100%	137,013	238,213	169,775	Kroger Supermarket	$1,623,716	$11.85
						H.H. Gregg (Non-Owned)

Maine

Pine Tree Shopping Center	1958/1973	99%	254,314	254,314	209,678	AJ Wright	$1,477,166	$5.81
						Mardens
						Jo-Ann Fabrics
						Packard Development (Ground Lease)

Massachusetts

Berkshire Crossing	1996	100%	446,287	446,287	389,561	Price Chopper Supermarket	$3,454,979	$7.74
						Wal-Mart (Ground Lease)
						Home Depot (Ground Lease)
						Staples
						Michaels
						Barnes & Noble

Burlington Square	1983/1992	84%	86,290	86,290	34,097	Staples	$2,461,000	$28.52
						Eastern Mountain Sports

Lynn Market Place	1966/1993	100%	78,092	78,092	52,620	Shaw’s Supermarket	$635,150	$8.13

Watertower Plaza	1988/1998	93%	296,320	296,320	214,889	Shaw’s Supermarket	$3,755,719	$12.67
						TJ Maxx
						OfficeMax
						Barnes & Noble
						Linens N Things
						Petco
						Michaels
						NAMCO

Westgate Plaza	1969/1996	100%	103,903	103,903	77,768	Stop & Shop/Staples/Ocean State Job Lot	$1,020,962	$9.83
						TJ Maxx

Michigan

Cherry Hill Marketplace	1992/1999	80%	122,132	125,032	53,739	Farmer Jacks	$1,169,454	$9.58

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

The Courtyard	1989	96%	125,967	265,622	219,421	V.G. Food Center	$968,754	$7.69
						OfficeMax
						Dunham’s Sporting Goods
						Home Depot (Non-Owned)

Grand Traverse Crossing	1996	100%	387,273	387,273	339,156	Wal-Mart (Ground Lease)	$2,692,094	$6.95
						Home Depot (Ground Lease)
						Borders (Ground Lease)
						Toys R Us
						Staples
						PetsMart

Redford Plaza	1956/1987	100%	284,448	284,448	194,014	Kroger Supermarket	$2,408,578	$8.47
						Burlington Coat Factory
						Bally Total Fitness
						AJ Wright
						Aco Hardware
						The Resource Network
Minnesota

Austin Town Center	1999	46%	110,680	200,680	170,789	Staples	$473,786	$4.28
						Target (Non-Owned)

Brookdale Square	1971/1994	41%	185,883	185,883	66,834	Brookdale Theater	$416,374	$2.24
						Pep Boys
						Up Front Event Center

Burning Tree Plaza	1987/1998	98%	182,969	182,969	117,716	Best Buy	$1,645,840	$9.00
						TJ Maxx
						Hancock Fabrics
						Dunham’s Sporting Goods

Central Valu Center	1961/1984	95%	123,350	123,350	90,946	Rainbow Foods	$854,659	$6.93
						Slumberland Clearance

Division Place	1991	87%	129,753	134,753	24,016	TJ Maxx	$1,330,787	$10.26

Elk Park Center	1995/1999	98%	204,992	302,635	200,677	Cub Foods	$1,960,283	$9.56
						Target (Non-Owned)
						OfficeMax

Har Mar Mall	1965/1992	97%	433,232	433,232	254,539	Cub Foods	$4,657,404	$10.75
						Barnes & Noble
						Marshalls
						Homegoods
						TJ Maxx
						AMC Theatres
						Michaels

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Hub West (9) Richfield Hub	1952/1992	99%	214,855	217,655	129,400	Rainbow Foods	$2,415,957	$11.24
						Bally Total Fitness
						Marshalls
						Michaels

Marketplace at 42	1999	97%	120,487	150,687	72,371	Rainbow Foods	$1,566,394	$13.00
						Walgreens (Non-Owned)

Roseville Center	1950/2000	99%	76,616	155,416	65,000	Rainbow Foods (Non-Owned)	$894,210	$11.67

Southport Centre	1992	100%	124,937	426,985	346,566	Cub Foods (Non-Owned)	$1,846,766	$14.78
						Best Buy
						Dollar Tree
						Super Target (Non-Owned)
						OfficeMax (Non-Owned)

Sun Ray Shopping Center	1958/1992	99%	287,385	287,385	181,950	Cub Foods (Ground Lease)	$2,503,505	$8.71
						TJ Maxx
						Bally Total Fitness
						Michaels
						Valu Thrift Store

Ten Acres Center	1972/1986	100%	162,364	162,364	133,894	Cub Foods	$1,190,306	$7.33
						Burlington Coat Factory

Terrace Mall	1979/1993	90%	135,031	250,031	212,430	Rainbow Foods	$1,001,559	$7.42
						North Memorial Hospital (Non-Owned)
						North Memorial Medical Center

Westwind Plaza	1985	100%	87,933	147,933	80,245	Cub Foods (Non-Owned)	$1,121,242	$12.75
						Northern Tool and Equipment

White Bear Hills	1990/1996	100%	73,095	81,895	45,679	Festival Foods	$637,035	$8.72

Mississippi

County Line Plaza	1997	100%	221,567	268,367	171,062	Haverty’s Furniture	$2,921,683	$13.19
						OfficeMax
						Barnes & Noble
						Old Navy
						Shoe Station
						Circuit City (Non-Owned)
Missouri

Clocktower Place	1987	99%	214,198	222,348	129,807	Dierberg’s Market	$2,294,554	$10.71
						TJ Maxx
						Office Depot

Ellisville Square	1990	100%	146,052	149,552	107,772	K-Mart	$1,409,367	$9.65
						Lukas Liquors

Grandview Plaza	1961/1991	90%	296,008	296,008	169,892	Schnuck’s Supermarket	$1,917,175	$6.48
						Old Time Pottery
						Walgreens

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Hub Shopping Center	1972/1995	94%	163,072	163,072	103,322	Price Chopper Supermarket	$855,626	$5.25

Liberty Corners	1987/1996	100%	125,432	214,932	136,500	Price Chopper Supermarket	$975,970	$7.78
						Sutherlands (Non-Owned)

Maplewood Square	1998	92%	71,590	75,590	57,575	Shop n’ Save Supermarket	$452,070	$6.31

Marketplace at Independence	1988	90%	241,898	253,398	133,942	Price Chopper Supermarket	$2,035,783	$8.42
						Old Navy

Prospect Plaza	1979/1999	98%	189,996	189,996	136,566	Price Chopper Supermarket	$1,437,006	$7.56
						Hobby Lobby
						The Salvation Army Family Store

Watts Mill Plaza	1973/1997	100%	161,717	169,717	91,989	Price Chopper Supermarket	$1,488,728	$9.21
						Westlake Hardware

Nebraska

Bishop Heights	1971/1997	100%	34,388	128,448	106,992	Russ’ IGA Supermarket	$153,973	$4.48
						Shopko (Non-Owned)

Cornhusker Plaza	1988	96%	84,083	163,063	121,723	Hy-Vee Supermarket	$467,346	$5.56
						Wal-Mart (Non-Owned)

Eastville Plaza	1986	100%	68,546	139,636	99,046	Hy-Vee Supermarket	$568,788	$8.30
						Menard’s (Non-Owned)

Edgewood Shopping Center	1980/1994	99%	179,964	406,514	210,020	SuperSaver Supermarket	$1,627,190	$9.04
						Osco Drug
						Target (Non-Owned)

The Meadows	1998	100%	67,840	70,840	50,000	Russ’ IGA Supermarket	$521,475	$7.69

Miracle Hills Park	1988	90%	69,638	139,638	66,000	Cub Foods (Non-Owned)	$572,067	$8.21

Stockyards Plaza	1988	100%	129,459	148,659	85,649	Hy-Vee Supermarket	$1,048,320	$8.10
						Movies 8
New Hampshire

Bedford Grove	1989	100%	216,941	216,941	182,745	Shop N’ Save	$1,748,143	$8.06
						Wal-Mart (Ground Lease)

Bedford Mall	1963/1999	91%	265,091	265,091	192,207	Marshalls	$2,559,241	$9.65
						Bob’s Stores
						Staples
						Linens N Things
						Decathalon Sports (Ground Lease)
						Hoyts Cinemas

Capitol Shopping Center	1961/1999	100%	182,821	189,821	129,551	Demoulas Market Basket	$1,392,660	$7.62
						Burlington Coat Factory
						Marshalls

Tri City Plaza	1968/1992	100%	146,947	146,947	84,920	Demoulas Market Basket	$1,049,208	$7.14
						TJ Maxx

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
New Jersey
Cross Keys Common	1995	91%	216,428	417,414	279,971	Wal-Mart (Non-Owned)	$2,508,478	$11.59
						AJ Wright
						Staples
						Ross Dress for Less

Morris Hills Shopping Center	1957/1994	100%	159,454	159,454	109,161	Mega Marshalls	$2,405,894	$15.09
						Clearview Cinema (Ground Lease)
						Michaels

New Mexico

St. Francis Plaza	1992/1993	100%	35,800	35,800	20,850	Wild Oats Market	$401,670	$11.22

New York

College Plaza	1975/1994	100%	175,086	175,086	126,812	Bob’s Stores	$1,481,316	$8.46
						Marshalls
						Eckerd Drugs
						Staples

Dalewood I Shopping Center	1966/1995	82%	59,569	59,569	36,989	Pathmark	$620,813	$10.42

Dalewood II Shopping Center	1970/1995	100%	81,326	81,326	59,326	Turco’s Supermarket	$1,922,740	$23.64
						Bed, Bath & Beyond

Dalewood III Shopping Center	1972/1995	100%	48,390	48,390	28,361	TJ Maxx	$1,205,323	$24.91

Falcaro’s Plaza	1968/1993	100%	61,295	63,295	29,887	OfficeMax	$1,013,849	$16.54

Kings Park Shopping Center	1963/1985	100%	71,940	73,940	47,208	Key Foods	$1,044,622	$14.52
						TJ Maxx

Nesconset Shopping Center	1961/1999	99%	122,996	124,996	33,460	Office Depot/HomeGoods	$1,724,576	$14.02

Parkway Plaza	1973/1992	99%	89,704	89,704	31,600	TJ Maxx	$1,891,414	$21.09

Roanoke Plaza	1972/1994	100%	99,131	101,631	58,150	Best Yet Market	$1,319,035	$13.31
						TJ Maxx

Rockville Centre Shopping Center	1975	100%	44,131	44,131	27,781	HomeGoods	$599,543	$13.59

Salmon Run Plaza	1993	100%	68,761	181,195	164,614	Hannaford’s Supermarket	$1,097,978	$15.97
						K-Mart (Non-Owned)

Suffolk Plaza	1967/1998	98%	84,480	89,680	56,759	Waldbaum’s Supermarket	$740,726	$8.77

Three Village Plaza	1964/1991	89%	77,458	77,458	38,955	King Kullen Grocery	$1,230,568	$15.89

Turnpike Plaza	1971/1994	100%	52,950	52,950	30,700	Waldbaum’s Supermarket	$947,377	$17.89

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
North Carolina

The Commons at Chancellor Park	1994	98%	341,860	351,460	309,041	Home Depot (Ground Lease)	$2,234,823	$6.54
						Hobby Lobby
						Circuit City
						Marshalls
						Value City
						Gold’s Gym

Crown Point Shopping Center	1990	100%	147,200	164,200	135,200	Lowe’s Home Centers / Old Time Pottery	$923,145	$6.27
						Babies R US

Franklin Square	1990	97%	318,435	517,735	379,568	Super Wal-Mart (Non-Owned)	$3,093,032	$9.71
						Best Buy
						Ross Dress for Less
						Bed, Bath & Beyond
						Dollar Tree
						Pep Boys (Ground Lease)
						OfficeMax
						Michaels

Innes Street Market	1998	100%	349,356	349,356	296,740	Food Lion Supermarket	$3,356,047	$9.61
						Lowe’s Home Centers
						Tinseltown Cinema
						Marshalls
						Staples
						Circuit City
						Old Navy

McMullen Creek Shopping Center (10)	1988	95%	283,350	292,950	98,222	Winn Dixie Supermarket Burlington Coat Factory	$2,608,057	$9.20

New Centre Market	1998	99%	143,763	266,263	175,040	Target (Non-Owned)	$1,651,801	$11.49
						Marshalls
						PetsMart
						OfficeMax

Tarrymore Square	1989	75%	260,405	260,405	85,447	Marshalls	$1,828,014	$7.02
						Carolina Clearing House

University Commons	1989	98%	235,396	235,396	135,326	Lowes Foods	$2,591,790	$11.01
						TJ Maxx
						Homegoods
						AC Moore

University Commons Greenville	1996	100%	232,820	338,020	270,249	Kroger Supermarket TJ Maxx	$2,639,719	$11.34
						Circuit City
						Barnes & Noble
						Target (Non-Owned)
						Linens N Things

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)

Wendover Place	1997	100%	406,775	538,075	441,954	Harris-Teeter/Michaels/Ross Dress for Less	$4,264,411	$10.48
						Kohl’s
						Dick’s Sporting Goods
						Babies R Us
						PetsMart
						Old Navy
						Linens N Things
						Target (Non-Owned)
Ohio

30th Street Plaza	1951/1999	96%	157,055	157,055	111,251	Giant Eagle Supermarket	$1,468,984	$9.35
						Marc’s Pharmacy

Clock Tower Plaza	1989	100%	237,975	244,475	172,300	Ray’s Supermarket	$1,495,475	$6.28
						Wal-Mart

Salem Consumer Square	1988	92%	274,652	274,652	131,650	Cub Foods	$2,306,931	$8.40
						Office Depot
						Michigan Sporting Goods
						AJ Wright
Pennsylvania

Boyertown Plaza	1961	30%	83,229	88,629	N/A	N/A	$358,027	$4.30

Colonial Commons	1991/2003	94%	433,362	451,462	317,335	Giant Foods (Ground Lease)	$4,878,108	$11.26
						Dick’s Sporting Goods
						Linens N Things
						AMC Theatres 9
						Ross Dress for Less
						Marshalls
						Ben Franklin
						TJ Maxx
						OfficeMax

Lehigh Shopping Center	1955/1999	76%	372,243	376,243	211,215	Giant Foods (Ground Lease)	$1,980,457	$5.32
						Mega Marshalls
						Staples
						D&D Budget & Clearance
						Dan Schantz Nursery

Warminster Towne Center	1997	100%	237,345	318,028	276,951	Shop Rite Supermarket	$3,098,745	$13.06
						Kohl’s (Non-Owned)
						Ross Dress for Less
						PetsMart
						OfficeMax
						Pep Boys
						Rag Shop
						Old Navy

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
South Dakota

Baken Park	1962/1997	91%	195,526	195,526	95,039	Nash Finch Supermarket	$1,329,263	$6.80
						Ben Franklin
						Boyd’s Drug
Tennessee

The Market of Wolf Creek	2000	87%	297,099	470,437	296,490	Target (Non-Owned)	$3,320,612	$11.18
						Haverty’s Furniture (Non-Owned)
						The Sports Authority
						Best Buy
						Office Depot

Oakwood Commons (11)	1989/1997	95%	278,017	280,767	178,769	Publix Supermarket	$1,849,391	$6.65
						Bed, Bath & Beyond
						Ross Dress for Less
						PetsMart
						Peebles Department Store

Watson Glen Shopping Center	1989	99%	264,360	264,360	206,427	Bi-Lo Foods	$1,925,637	$7.28
						K-Mart
						Goody’s Family Clothing
						World Gym

Williamson Square (12)	1988/1993	98%	330,226	340,476	202,102	Kroger Supermarket	$2,471,469	$7.48
						Hobby Lobby
						USA Baby
						Hancock Fabrics
						New River Fellowship

Texas

Buckingham Place	1980/1997	93%	150,228	156,228	96,274	Minyard Food Stores	$1,046,438	$6.97
						Big Lots

The Crossing	2000/2001	93%	187,075	253,454	150,963	Kroger Signature (Non-Owned)	$1,995,616	$10.67
						Kohl’s (Ground Lease)

Las Colinas Village	2001/2002	88%	104,682	131,682	24,025	Staples	$1,870,817	$17.87

Randall’s Bay Area	1989/2001	100%	78,650	78,650	55,200	Randall’s Food Market	$678,170	$8.62

Randall’s Fairmont	1985/2003	89%	104,669	110,869	55,008	Randall’s Food Market	$939,347	$8.97

Royal Oaks Village	2001/2002	98%	145,286	145,286	83,652	HEB Grocery	$2,892,180	$19.91

Trinity Commons (13)	1998	92%	197,423	197,423	84,228	Tom Thumb	$2,862,749	$14.50
						DSW Shoe Warehouse

Vermont

Rutland Plaza	1966/1996	99%	224,514	224,514	182,264	Price Chopper Supermarket	$1,878,914	$8.37
						Wal-Mart
						TJ Maxx
						Plaza Movie Plex

Property Name and Location	Year Built / Renovated (1)	% Leased as of 3/31/2005	Company-Owned GLA (2)	Total GLA (3)	Anchor SF (4)	Anchors (5)	Annualized Base Rent (6)	Annualized Base Rent/Sq. Ft. (7)
Virginia

Spradlin Farm	2000/2001	100%	181,055	442,055	366,962	Home Depot (Non-Owned)	$2,338,301	$12.91
						Target (Non-Owned)
						TJ Maxx
						Barnes & Noble
						Michaels
						Goody’s Family Clothing
Wisconsin

Fairacres Shopping Center	1992	99%	79,736	82,486	58,678	Pick ’N Save Supermarket	$678,760	$8.51

Fitchburg Ridge	1980	94%	50,555	61,805	16,631	Wisconsin Dialysis	$427,015	$8.45

Fox River Plaza	1987	100%	169,883	173,383	137,113	Pick ’N Save Supermarket	$829,618	$4.88
						K-Mart

Madison Plaza	1988/1994	74%	54,275	127,584	N/A	N/A	$371,000	$6.84

Mequon Pavilions	1967/1991	96%	211,957	211,957	65,995	Sendik’s Food Market	$2,791,526	$13.17
						Bed, Bath & Beyond

Moorland Square	1990	100%	98,303	195,403	149,674	Pick ’N Save Supermarket	$858,464	$8.73
						K-Mart (Non-Owned)

Oak Creek Centre	1988	39%	91,510	99,510	N/A	N/A	$232,973	$2.55

Park Plaza	1959/1993	93%	113,669	113,669	74,054	Big Lots	$448,849	$3.95
						Hobby Lobby

Spring Mall	1967/1994	90%	204,861	204,861	135,055	Pick ‘N Save Supermarket	$1,478,156	$7.22
						TJ Maxx
						Walgreens

Taylor Heights	1989	88%	85,072	223,862	158,630	Piggly Wiggly Foods	$818,866	$9.63
						Wal-Mart (Non-Owned)

TOTAL SHOPPING CENTERS		93%	28,008,708	33,668,907	21,550,710		$247,338,144	$8.83

Office Buildings:
William J. McCarthy Building	1963/1995	89%	93,018	93,018		NETT	$3,043,368	$32.72

545 Boylston Street	1972/1996	100%	89,075	89,075		Allied Advertising	$3,054,577	$34.29
						Trinity Church

Executive Office Building	1970	100%	40,180	40,180		Lipner Gordon & Co.	$861,905	$21.45
						Norca Corporation
						Sol G Atlas Realty
						Heritage

TOTAL OFFICE BUILDINGS		96%	222,273	222,273			$6,959,850	$31.31

TOTAL PORTFOLIO		93%	28,230,981	33,891,180			$254,297,994	$9.01

Property Listing Notes

(1)       Represents the year the property originally opened for business and, if applicable, the year in which a substantial renovation was completed. These dates do not include years in which tenant improvements were made to the properties.

(2)       Represents gross leasable area owned by us, including 1,502,653 square feet of gross leaseable area subject to ground leases and excludes 5,660,199 square feet of non-owned gross leasable area.

(3)       Some of our shopping centers contain space not owned by us and space leased to tenants under ground leases. In addition to Company Owned GLA, Total GLA includes approximately 5.7 million square feet of this non-owned gross leasable area, which generally is owned directly by the anchor occupying this space, and 1.5 million square feet of ground leased gross leaseable area.

(4)       Represents square feet of gross leasable area at a property that an anchor tenant either leases or owns.

(5)       We define anchor tenants as single tenants which lease 15,000 square feet or more at a property. We define major tenants at our office buildings as tenants which lease 10% or more of the rentable square footage at a property.

(6)       We calculate Annualized Base Rent for all leases in place in which tenants are in occupancy at March 31, 2005 as follows: total base rent to be received during the entire term of each lease, divided by the terms in months for such leases, multiplied by 12. For any leases relating to properties we acquired from NETT’s real estate company upon our formation or relating to properties acquired from Bradley, we calculate total base rent to be received beginning from the date we acquired the property.

(7)       Represents Annualized Base Rent divided by Company Owned GLA at March 31, 2005.

(8)       Property contains 11,627 square feet of office space.

(9)       Property is comprised of two shopping centers.

(10)     Property contains 32,665 square feet of office space.

(11)     We hold a leasehold interest in this property pursuant to a ground lease that expires in 2088.

(12)     Williamson Square is owned by a joint venture of which we own 60%.

(13)     We hold a leasehold interest in this property pursuant to a ground lease that expires in 2037.

Definitions

This section contains a brief explanation of certain non-GAAP financial measures we provide in other sections of this document, and a statement of the reasons management believes these measures provide useful information to investors about the company’s financial condition or results of operations. Additional detail can be found in the company’s annual report on Form 10-K and other documents filed with the Securities and Exchange Commission from time to time.

Funds from Operations

Pursuant to the revised definition of Fund from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (NAREIT), we calculate Funds from Operations (FFO) by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (losses) from sales of properties, real estate-related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. We believe that FFO is helpful to investors as a measure of our performance as an equity REIT because, along with cash flows from operating activities, financing activities and investing activities, it provides investors with an understanding of our ability to incur and service debt and make capital expenditures. Our computation of FFO may, however, differ from the methodology for calculating FFO utilized by other REITs and, therefore, may not be comparable to such other REITs.

Funds Available for Distribution

In addition to FFO, we present Funds Available for Distribution (FAD) calculated from FFO by (1) adding non-real estate-related depreciation and amortization, (2) eliminating the effect of straight line rent, SFAS 141 income adjustment and non-cash interest expense items, (3) adding non-cash stock compensation and (4) subtracting maintenance capital expenditures, tenant improvements and leasing commissions. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. Our computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.

EBITDA

EBITDA represents net income (loss) (determined in accordance with GAAP) adjusted for non-cash income or expenses such as depreciation, amortization and other non-cash items, and for gains (losses) from sales of properties, income taxes, interest expense and minority interest. EBITDA is intended to show unleveraged, pre-tax operating results. We believe EBITDA provides a meaningful measure of our performance because we believe it provides investors with a more complete understanding of our financial condition and operating results. We use EBITDA to calculate various financial ratios and we believe some financial analysts and equity investors also utilize the calculation for similar purposes. In addition to EBITDA, the impact of investing and financing transactions, as well as income taxes, should also be considered in evaluating overall results. EBITDA is not intended to represent any measure of performance in accordance with GAAP and our calculation and use of this measure may differ from other REITs or real estate companies. This non-GAAP measure should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance or as an alternative to net cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity.

Net Operating Income

Net operating income, or “NOI”, is a non-GAAP financial measure equal to net income available to common shareholders (the most directly comparable GAAP financial measure), plus accretion of redeemable equity, preferred stock distributions, minority interest in Bradley Operating Limited Partnership, net derivative losses (gains), losses (gains) on investments in securities, losses from prepayment of debt, general and administrative expense, depreciation and amortization, and interest expense, less income from discontinued operations, gains (losses) on sales of real estate investments and equipment and interest and other income.  We believe NOI provides useful information to investors as a performance measure in evaluating the operating performance of our real estate assets.  This is because NOI reflects only those income and expense items that are incurred at the property level and excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations.  Our presentation of NOI may not be comparable to NOI reported by other REITs that define NOI differently.  We believe that in order to obtain a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements.  NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.

Total Debt to Total Market Capitalization Ratio

Total debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitlization is the sum of our total indebtedness outstanding on a consolidated basis and the market value of our outstanding equity securities calculated using the closing stock price per share of common stock of the company multiplied by the actual aggregate number of outstanding common shares and common partnership units of one of our operating partnerships. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to market capitalization ratio is, in part, a function of the market price of the common stock of the company and, as such, will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.